MERIDIAN FUND, INC.®

Meridian Equity Income Fund®

Meridian Growth Fund®

Meridian Contrarian Fund

Meridian Small Cap Growth Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated February 29, 2016

to the Prospectus dated October 30, 2015

and to the Meridian Equity Income Fund Summary Prospectus dated October 30, 2015 for Legacy Class Shares and Institutional Class Shares

The following change has been made to the Funds’ Prospectus dated October 30, 2015 (the “Prospectus”) and the Meridian Equity Income Fund’s Summary Prospectus (the “Summary Prospectus”):

The first sentence of footnote three to the Fees and Expenses table for the Meridian Equity Income Fund on page 1 of the Prospectus and the Summary Prospectus is deleted and replaced in its entirety with the following:

“The Investment Adviser has agreed to waive a portion of the investment advisory and/or administration fees and/or reimburse other expenses of the Meridian Equity Income Fund so that the ratio of expenses to average net assets of the Meridian Equity Income Fund (excluding acquired fund fees and expenses, dividend expenses on securities sold short, and interest expenses on short sales) does not exceed 1.25% for the Legacy Class.”

The first sentence of the last paragraph on page 36 of the Prospectus is deleted and replaced in its entirety with the following:

“The Investment Adviser has agreed to waive a portion of the investment advisory and/or administration fees and/or reimburse other expenses of the Meridian Equity Income Fund so that the ratio of expenses to average net assets of the Meridian Equity Income Fund (excluding acquired fund fees and expenses, dividend expenses on securities sold short, and interest expenses on short sales) does not exceed 1.25% for the Legacy Class.”

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE